POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, each of the undersigned trustees of Harbor Funds, hereby constitute and appoint each of Charles F. McCain, Kristof M. Gleich, Brian L. Collins, Gregg D. Boland, Anmarie S. Kolinski, Erik D. Ojala, Diana R. Podgorny, Jodie L. Crotteau, Lana M. Lewandowski, Lora A. Kmieciak and John M. Paral his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them to sign in his or her name, to make, execute and sign the Registration Statement of Harbor Funds (the "Trust") on Form N-14 under the Securities Act of 1933 relating to the reorganization of the Harbor Small Cap Growth Opportunities Fund with and into Harbor Small Cap Growth Fund and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, such Registration Statement and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned might or could do, and each of the undersigned hereby ratifies and confirms his or her signature as it may be signed by any of these attorneys-in-fact and agents, or their substitute or substitutes, to any such Registration Statement or amendment thereof, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have hereunder set our hands on this day, February 17, 2020.

/s/ Scott M. Amero

Scott M. Amero

as Trustee and not individually

/s/ Donna J. Dean

Donna J. Dean

as Trustee and not individually

/s/ Joseph L. Dowling, III

Joseph L. Dowling, III

as Trustee and not individually

/s/ Randall A. Hack

Randall A. Hack

as Trustee and not individually

/s/ Robert Kasdin

Robert Kasdin

as Trustee and not individually

/s/ Kathryn L. Quirk

Kathryn L. Quirk

as Trustee and not individually

/s/ Douglas J. Skinner

Douglas J. Skinner

as Trustee and not individually

/s/ Ann M. Spruill

Ann M. Spruill

as Trustee and not individually